Exhibit 10.4
AMENDMENT NO. 1
Dated as of October [ 26 ], 2005
TO
CREDIT AND GUARANTY AGREEMENT
Dated as of October 7, 2005,
among
RELIANT ENERGY, INC.,
as the Borrower,
The Other Loan Parties Referred To Herein,
as Guarantors,
The Other Lenders Party Hereto,
DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent
and
DEUTSCHE BANK SECURITES INC.,
as Sole Lead Arranger, Sole Bookrunner, and Sole Syndication Agent

AMENDMENT NO. 1
     This Amendment No. 1 dated as of October [ ], 2005 (this “Amendment”) is among RELIANT ENERGY, INC., a Delaware corporation (the “Borrower”), the other LOAN PARTIES referred to herein, as Guarantors, and each of the lenders listed on the signature pages to this Amendment (collectively, the “Lenders” and individually, a “Lender”).
INTRODUCTION
     A. The Borrower, the other Loan Parties referred to therein, DEUTSCHE BANK AG, NEW YORK BRANCH, as Administrative Agent and DEUTSCHE BANK SECURITIES INC., as Sole Lead Arranger, Sole Bookrunner, and Sole Syndication Agent (collectively, the “Agents”) and the Lenders are parties to the Credit and Guaranty Agreement dated as of October 7, 2005 (the “Credit Agreement”).
     B. The Borrower, such other Loan Parties, the Agents and the Lenders wish to amend the Credit Agreement in certain respects as provided herein.
     THEREFORE, the Borrower, such other Loan Parties, the Agents and the Lenders hereby agree as follows:
     Section 1. Definitions. Unless otherwise defined in this Amendment, terms used in this Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.
     Section 2. Indebtedness. Section 7.3(s) of the Credit Agreement is amended and restated in its entirety to read as follows:
     (s) additional Indebtedness of the Borrower or any of its Restricted Subsidiaries, including Parity Secured Debt, Indebtedness represented by Capital Lease Obligations, mortgage financings or purchase money obligations, and Disqualified Stock of the Borrower, or Indebtedness of Securitization Entities under Qualified Securitization Transactions, in an aggregate principal amount (or accreted value, as applicable) at any time outstanding, not to exceed $680,000,000, less the Outstanding Amount at such time, the proceeds of which are used for, or assumed in connection with, general corporate purposes of the Borrower or any of its Restricted Subsidiaries.
     Section 3. Representations and Warranties. The Borrower represents and warrants to the Agents and the Lenders that:
     (a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall be true and correct in all material respects on and as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date (provided, that representations and warranties which have Material Adverse Effect qualifiers shall be true and correct in all respects to the extent such Material Adverse Effect qualifier is applicable thereto), and except that for purposes of this clause, the representations and warranties contained in clauses (a) and (b) of Section 5.5 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.1 of the Credit Agreement;
     (b) (i) this Amendment has been duly executed and delivered by each Loan Party that is party thereto, (ii) this Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity, and (iii) the execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, where such Contractual Obligation (x) evidences Indebtedness of the Borrower or any of its Subsidiaries or (y) is identified in the exhibit list from time to time in filings made by the Borrower with the SEC as material to the Borrower, or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject that could reasonably be expected to have a Material Adverse Effect; (c) violate any Law that could reasonably be expected to have a Material Adverse Effect; or (d) result in the creation of any Lien other than a Permitted Lien; and
     (c) as of the date of this Amendment, no Default or Event of Default has occurred and is continuing.
     Section 4. Effectiveness. This Amendment shall become effective as of the date set forth above, and the Credit Agreement shall be amended as provided in this Amendment, when (a) the Borrower and each other Loan Party shall have delivered to the Administrative Agent originals of this Amendment, duly and validly executed by the Borrower and each such Loan Party, (b) the Required Lenders shall have approved this Amendment as a result of (i) approving Amendment No. 1 to the Existing Credit Agreement (as defined below) and/or (ii) executing and delivering this Amendment to the Administrative Agent and the Borrower and (c) Amendment No. 1 dated as of October [ ], 2005 to the Existing Credit Agreement (as amended, restated, supplemented or otherwise modified prior to the date hereof) (“Amendment No. 1 to the Existing Credit Agreement”) has become effective by its terms. The Administrative Agent will confirm in writing to the Borrower when conditions (a) and/or (b)(ii) have been satisfied. The Borrower will confirm in writing to the Administrative Agent when conditions (b)(i) and/or (c) have been satisfied.
     Section 5. Effect on Loan Documents.

(a)	Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agents’ or Lenders’ rights under the Loan Documents, as amended.

(b)	This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.
     Section 6. Choice of Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.
     Section 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original.
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     EXECUTED to be effective as of the date first above written.

RELIANT ENERGY, INC.
By:

Name:

Title:

RELIANT ENERGY ASSET MANAGEMENT, LLC
RELIANT ENERGY BROADBAND, INC.
RELIANT ENERGY CALIFORNIA HOLDINGS, LLC
RELIANT ENERGY COMMUNICATIONS, INC.
RELIANT ENERGY COOLWATER, INC.
RELIANT ENERGY CORPORATE SERVICES, LLC
RELIANT ENERGY ELLWOOD, INC.
RELIANT ENERGY ETIWANDA, INC.
RELIANT ENERGY FLORIDA, LLC
RELIANT ENERGY FLORIDA HOLDINGS, LLC
RELIANT ENERGY KEY/CON FUELS, LLC
RELIANT ENERGY MANDALAY, INC.
RELIANT ENERGY NET VENTURES, INC.
RELIANT ENERGY NORTHEAST GENERATION, INC.
RELIANT ENERGY NORTHEAST HOLDINGS, INC.
RELIANT ENERGY ORMOND BEACH, INC.
RELIANT ENERGY POWER GENERATION, INC.
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY SABINE (TEXAS), INC.
RELIANT ENERGY SERVICES DESERT BASIN, LLC
RELIANT ENERGY SERVICES MID-STREAM, LLC
RELIANT ENERGY SEWARD, LLC
RELIANT ENERGY TRADING EXCHANGE, INC.
RELIANT ENERGY VENTURES, INC.
RELIANT ENERGY WHOLESALE GENERATION, LLC

By:
Name:	Andrew Johannesen
Title:	Assistant Treasurer of the corporations and limited liability companies, and of the general partners of the limited partnerships, listed above

RELIANT ENERGY SERVICES, INC.
By:
Name:	Andrew C. Johannesen
Title:	Vice President and Treasurer

RELIANT ENERGY RETAIL SERVICES, LLC RELIANT ENERGY ELECTRIC SOLUTIONS, LLC RELIANT ENERGY SOLUTIONS EAST, LLC
By:
Name:	Lloyd A. Whittington
Title:	Vice President and Treasurer of the limited liability companies listed above

RELIANT ENERGY CAPTRADES HOLDING CORP. RELIANT ENERGY SABINE (DELAWARE), INC.
By:
Name:	Patricia F. Genzel
Title:	President

[INSERT NAME OF LENDER]
By:
Name:
Title: